MARLIN BUSINESS SERVICES CORP.
2019 EQUITY COMPENSATION

PLAN
STOCK AWARD

AGREEMENT

The Board of Directors

of Marlin Business Services

Corp. has determined to

grant to you a

stock award for shares
of common stock of Marlin Business Services Corp. (the “Company”) under the Marlin Business Services Corp.
2019 Equity Compensation Plan (the “Plan”). The terms of the grant are set forth in the Stock Award

Agreement
(the “Agreement”)

provided to

you. The

following provides

a summary

of the

key terms

of the

Agreement;
however, you

should read

the entire

Agreement, along

with the

terms of

the Plan,

to fully

understand the
Agreement.

SUMMARY OF STOCK AWARD

GRANT
Grantee:

____________
Date of Grant:

____________
Total

Number of Shares Granted:

____________
Vesting

Schedule:

The Shares shall fully

vest on the earlier of (i)

[seven years from the

grant date] and (ii) six
months following

the Grantee's

termination of

service on

the Board

of Directors

of the
Company.

MARLIN BUSINESS SERVICES CORP.
2019 EQUITY COMPENSATION

PLAN
STOCK AWARD

AGREEMENT

This STOCK AWARD

AGREEMENT, dated as of ____________ (the “Date of Grant”), is delivered by
Marlin Business Services Corp. (the “Company”) to ____________ (the “Grantee”).

RECITALS
A.

The Marlin Business Services Corp.

2019 Equity Compensation Plan

(the “Plan”) provides for the

grant
of stock awards in accordance with the terms and conditions of the Plan.

B.

The Board of

Directors of

the Company (the

“Board”) has

decided to make

a stock

award grant as

an
inducement for the Grantee to promote

the best interests of the Company and

its shareholders and the terms and
conditions of such stock

award shall be memorialized

in this Stock

Award Agreement

(this “Agreement”). The
Grantee may receive a copy of the Plan by contacting ____________, at ____________.

NOW,

THEREFORE, the terms and conditions of this Agreement are as follows:
1. Stock Award

Grant. Subject

to the

terms and

conditions set

forth in

this Agreement

and the

Plan, the
Board hereby

grants the

Grantee ____________

shares of

common stock

of the

Company, subject

to the
restrictions set forth

below and in

the Plan (“Restricted

Stock”).

Shares of Restricted

Stock may not

be transferred
by the Grantee

or subjected to

any security interest

until the shares

have become vested

pursuant to this

Agreement
and the Plan.
2. Vesting

and Nonassignability of Restricted Stock.
(a) The

shares of Restricted Stock

shall become fully vested,

and the restrictions described

in Paragraphs 2(b)
and 2(c)

shall lapse,

on [seven

years from

the grant

date] (the

“Vesting

Date”), if

the Grantee

continues to

a
member of the board of the Company from the Date of Grant to the applicable Vesting

Date.

(b)

If the Grantee’s

service with the

Company as a

non-employee director on

the Board terminates

for any
reason before the

Restricted Stock

is fully vested,

the shares of

Restricted Stock that

are not then

vested shall
fully vest six months following the Grantee's termination of service on the Board.

(c)

During the period

before the

shares of Restricted

Stock vest

(the “Restriction Period”),

the non-vested
Restricted Stock may

not be sold,

assigned, transferred, pledged

or otherwise disposed

of by the

Grantee. Any
attempt to sell, assign,

transfer, pledge or

otherwise dispose of the

shares contrary to the

provisions hereof, and
the levy of any execution, attachment or similar process upon the shares, shall be null, void and without effect.
3. Issuance of Certificates.
(a) Stock

certificates representing the Restricted Stock may be

issued by the Company and held in escrow by
the Company until

the Restricted Stock

vests, or the

Company may hold

non-certificated restricted shares

until
the Restricted Stock

vests. During the

Restriction Period, the

Grantee shall receive

any cash dividends

with respect
to the shares of Restricted Stock, may vote the shares of Restricted Stock and may participate in any distribution pursuant to a

plan of dissolution

or complete liquidation

of the Company. In the

event of a

dividend or distribution
payable in stock or other property or a reclassification, split up or similar event during the Restriction Period, the
shares or

other property

issued or

declared with

respect to

the non

-vested shares

of Restricted

Stock shall

be
subject to the same terms and conditions relating to vesting as the shares to which they relate.

(b)

When the Grantee obtains a vested right to shares of Restricted Stock,

vested shares shall be issued to the
Grantee (either in certificated

or non-certificated form, in the

Company's discretion), free of

the restrictions under
Section 2 of this Agreement.

(c)

The obligation of the Company to deliver shares upon the vesting of the Restricted Stock shall be subject to all applicable

laws, rules, and

regulations and such

approvals by governmental

agencies as may

be deemed
appropriate to comply with relevant securities laws and regulations.
4. Change of

Control. The

provisions of

the Plan

applicable to

a Change

of Control

shall apply

to the
Restricted Stock, and,

in the event

of a Change

of Control, the

Board may take

such actions as

it deems appropriate
pursuant to the Plan.
5. Grant Subject

to Plan

Provisions. This

grant is

made pursuant

to the

Plan, the

terms of

which are
incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant is
subject to interpretations,

regulations and determinations

concerning the Plan

established from time

to time by
the Board in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i)
rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the shares,
(iii) changes in

capitalization of the

Company, and

(iv) other requirements

of applicable law.

The Board shall
have the authority to interpret and construe

the grant pursuant to the terms

of the Plan, and its decisions shall

be
conclusive as to any questions arising

hereunder. By accepting this

grant, the Grantee agrees to be

bound by the
terms of the Plan

and this Agreement

and that all decisions

and determinations of the

Board with respect to

the
Grant shall be final and binding on the Grantee and the Grantee's beneficiaries.
6. Withholding.

If required by applicable law, the Grantee shall be required to pay to the Company, or make
other arrangements satisfactory to

the Company to

provide for the payment

of, any federal, state,

local or other
taxes that the Employer is required to withhold with respect to the grant or vesting of the Restricted Stock.
7. Restrictions on Sale or Transfer of Shares.
(a) The

Grantee will not sell, transfer,

pledge, donate, assign, mortgage, hypothecate or otherwise encumber the shares underlying this grant

unless the shares are registered

under the Securities Act of 1933,

as amended (the
“Securities Act”) or the Company

is given an opinion of counsel

reasonably acceptable to the Company

that such
registration is not required under the Securities Act.

(b)

The Grantee agrees to be bound by the

Company's policies regarding the limitations on the transfer of the
shares subject to this grant and

understands that there may be certain

times during the year that the

Grantee will
be prohibited from

selling, transferring, pledging,

donating, assigning, mortgaging,

hypothecating or otherwise
encumbering the shares.

The Grantee also

acknowledges and agrees

that this grant

is subject to

any applicable
clawback, recoupment or other policies relating to shares of common stock of the Company implemented by the
Board or the Company, as in effect from time to

time.
8. No Employment or Other Rights. This grant shall not confer upon the Grantee any right to be retained by or in the employ

or service of the

Employer (as defined in

the Plan) and shall

not interfere in any

way with the

right of the Employer to terminate the Grantee's

employment or service at any time. The right of

the Employer to
terminate at will the Grantee's employment or service at any time for any reason is specifically reserved.
9. Assignment by

Company.

The rights

and protections

of the

Company hereunder

shall extend

to any
successors or assigns of the Company and to the Company's parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Grantee's consent.
10. Applicable Law.

The validity, construction, interpretation

and effect of this instrument shall be governed
by and construed

in accordance with

the laws of

Commonwealth of Pennsylvania,

without giving effect

to the
conflicts of laws provisions thereof.
11. Notice. Any notice to the Company provided for in

this instrument shall be addressed to the Company in
care of the General Counsel at the corporate

headquarters of the Company, and any notice to the Grantee shall be addressed to such Grantee at the

current address shown on the payroll

of the Employer, or

to such other address
as the Grantee may designate to the Employer

in writing. Any notice shall be delivered by

hand, sent by telecopy
or enclosed in a properly

sealed envelope addressed as stated

above, registered and deposited, postage prepaid,

in
a post office regularly maintained by the United States Postal Service.
[SIGNATURE

PAGE

FOLLOWS]

IN WITNESS WHEREOF, the Company has caused its duly

authorized officer to execute this instrument
effective as of the Date of Grant.
MARLIN BUSINESS SERVICES CORP.

By:_____________________________
Name:

Title: